UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2012

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California		95037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2012 Annual Meeting of Stockholders was held on August 28, 2012. The matters voted on by stockholders at that Meeting consisted of (i) the election of two Class III Directors to the Company’s Board of Directors to serve for a term of three years and until their successors are elected (Proposal No. 1); (ii) approval of the Company’s 2012 Equity Incentive Plan (Proposal No. 2), and (iii) ratification of the appointment of Burr Pilger Mayer Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012 (Proposal No. 3).

Election of Directors (“Proposal No. 1”). The Board of Directors of the Company nominated Thomas R. McGuire and Ben A. Frydman for election to the Board of Directors as the Company’s Class III Directors. Messrs. McGuire and Frydman were the only candidates nominated for election as Class III Directors at the Annual Meeting. Accordingly, the election of Directors was uncontested and Messrs. McGuire and Frydman were elected at the Annual Meeting to serve as the Class III Directors of the Company for a term of three years. The table below sets forth the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election.

	VOTES
Nominees	For	Percent(1)	Withheld	Percent(1)
Thomas R. McGuire	2,666,833	86.66%	410,646	8.33%
Ben A. Frydman	2,156,498	70.07%	920,981	18.69%

(1)	As a percentage of the total number of shares voted in the election of directors.

There were 1,279,161 broker “non-votes” with respect to the election of directors. Broker non-votes are shares for which beneficial owners did not provide voting instructions to their brokers with respect to the election of directors and which, therefore, were not counted as shares voted in the election of directors.

Approval of 2012 Equity Incentive Plan (“Proposal No. 2”). The 2012 Equity Incentive Plan (the “2012 Plan”) sets aside 317,666 shares of the Company’s common stock for the grant of options, stock appreciation rights, restricted shares and restricted share units to officers and other key employees and directors of, and outside consultants or advisors to the Company and its subsidiaries. Approval of the 2012 Plan required the affirmative vote of the holders of a majority of the shares voted on that Proposal. The 2012 Plan was approved by the stockholders at the Annual Meeting by the following vote:

For	Percent(1)	Against	Percent(1)	Abstain	Percent(1)
2,557,526	83.10%	59,859	1.95%	460,094	14.95%

(1)	As a percentage of the total number of shares voted on Proposal No. 2.

There were 1,279,161 broker “non-votes” with respect to Proposal No. 2. These broker non-votes were not counted as shares voted on Proposal No. 2.

Ratification of Appointment of Independent Registered Public Accountants (“Proposal No. 3”). Ratification of the appointment of Burr Pilger Mayer Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 required the affirmative vote of a majority of the shares voted on this Proposal. The Company’s stockholders ratified that appointment by the following vote:

For	Percent(1)	Against	Percent(1)	Abstain	Percent(1)
4,329,577	99.38%	26,033	0.6%	1,030	0.02%

(1)	As a percentage of the total number of shares voted on Proposal No. 3.

There were no broker non-votes with respect to Proposal No. 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: August 30, 2012	By:	/s/ SANDRA A. KNELL
Sandra A. Knell,
Executive Vice President & Chief Financial Officer

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